Exhibit 10.9

AGREEMENT MEMORIALIZING MAY 2025 AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Agreement”), dated as of February 5, 2026, among ASP BDC LEV FACILITATION LLC, a Delaware limited liability company, as the borrower (the “Borrower”), ADAMS STREET CREDIT SOLUTIONS FUND (“Adams Street”) (f/k/a Adams Street Private Credit BDC, LLC), a Delaware statutory trust, as the servicer (in such capacity, the “Servicer”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as the administrative agent (in such capacity, the “Administrative Agent”) and as a lender (the “Required Lender”);

WHEREAS, the Borrower, the Servicer, Adams Street, as the seller (the “Seller”) and as the equityholder (the “Equityholder”), the Administrative Agent, the Required Lender, each of the other lenders from time to time party to the Loan and Security Agreement (together with their respective successors and assigns in such capacity, each a “Lender,” and collectively, the “Lenders”) and COMPUTERSHARE TRUST COMPANY, N.A., as the collateral agent (in such capacity, the “Collateral Agent”) are party to the Loan and Security Agreement, dated as of August 6, 2024 (as amended from time to time, the “Loan and Security Agreement”);

WHEREAS, the Borrower, the Servicer, the Seller, the Equityholder, the Administrative Agent, the Required Lender and the Collateral Agent agreed to make certain amendments to the Loan and Security Agreement on August 5, 2025 (such amendment, the “Second Amendment to LSA”);

WHEREAS, prior to the Second Amendment to LSA, the Borrower, the Servicer, the Administrative Agent and the Required Lender agreed to certain amendments to the Loan and Security Agreement via e-mail on May 14, 2025 (the “May 2025 Amendment”) pursuant to Section 12.1 of the Loan and Security Agreement; and

WHEREAS, the parties now desire to memorialize the May 2025 Amendment.

NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions

SECTION 1.1. Defined Terms. Terms used but not defined herein have the respective meanings given to such terms in the Loan and Security Agreement (as amended from time to time).

ARTICLE II

May 2025 Amendment

SECTION 2.1. Effective as of May 14, 2025, the parties hereto agreed to amend the definition of “Minimum Equity Amount” in Section 1.1 of the Loan and Security Agreement to delete such definition in its entirety and replace such definition with the following definition:

“Minimum Equity Amount”: (i) Prior to the first date on which the aggregate Adjusted Borrowing Value of all Eligible Loans is equal to or greater than $85,000,000, the greater of (a) the sum of the Adjusted Borrowing Values of all Eligible Loans to the three Obligors with the highest such Adjusted Borrowing Values and (b) $15,000,000 and (ii) on and after the first date on which the aggregate Adjusted Borrowing Value of all Eligible Loans is equal to or greater than $85,000,000, the greater of (a) the sum of the Adjusted Borrowing Values of all Eligible Loans to the three Obligors with the highest such Adjusted Borrowing Values and (b) $25,000,000.

SECTION 2.2. For the avoidance of doubt, the parties hereto acknowledge and agree that the May 2025 Amendment described in Section 2.1 above which was agreed to via e-mail on May 14, 2025 is hereby ratified and confirmed.

ARTICLE III

Representations and Warranties

SECTION 3.1. The Borrower hereby represents and warrants to the Administrative Agent and the Lender that, as of the date hereof, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower contained in the Loan and Security Agreement are true and correct in all material respects on and as of such day (other than any representation and warranty that is made as of a specific date).

ARTICLE IV

Conditions Precedent

SECTION 4.1. This Agreement shall become effective as of the date hereof upon the execution and delivery of this Agreement by each party hereto.

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ARTICLE V

Miscellaneous

SECTION 5.1. Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 5.2. Severability Clause. In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 5.3. Ratification. Except as expressly amended hereby, the Loan and Security Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. Effective as of May 14, 2025, the May 2025 Amendment formed a part of the Loan and Security Agreement for all purposes.

SECTION 5.4. Counterparts. The parties hereto may sign one or more copies of this Agreement in counterparts, all of which together shall constitute one and the same agreement. Delivery of an executed signature page of this Agreement by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” and words of like import in this Agreement shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 5.5. Headings. The headings of the Articles and Sections in this Agreement are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

BORROWER:

ASP BDC LEV FACILITATION LLC

By:	/s/ Eric R. Mansell
Name: Eric R. Mansell
Title: Authorized Signatory

[Signature Page to Agreement Memorializing May 2025 Amendment to Loan and Security Agreement]

SERVICER:

ADAMS STREET CREDIT SOLUTIONS
FUND

By:	/s/ Eric R. Mansell
Name: Eric R. Mansell
Title: Chief Legal Officer

[Signature Page to Agreement Memorializing May 2025 Amendment to Loan and Security Agreement]

THE ADMINISTRATIVE AGENT:

WELLS FARGO BANK, NATIONAL
ASSOCIATION, in its capacity as Administrative Agent

By:	/s/ Christopher R Williams
Name: Christopher R Williams
Title: Executive Director

[Signature Page to Agreement Memorializing May 2025 Amendment to Loan and Security Agreement]

LENDER:

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Lender

By:	/s/ Christopher R Williams
Name: Christopher R Williams
Title: Executive Director

[Signature Page to Agreement Memorializing May 2025 Amendment to Loan and Security Agreement]